Conference Call & Webcast Discussion of First Quarter 2008 Results May 9, 2008 NASDAQ: TDSC www.3dsystems.com

3 Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Bob Grace Vice President & General Counsel

5 Welcome Webcast Viewers To listen to the conference via phone and to ask questions during our Q&A session, please dial: 1-877-627-6580 in the United States 1-719-325-4884 from outside the United States We will not accept questions through the web site or "Audio Streaming."

Leader Innovator Partner Builder 7 Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. 7

9 Operating Results Abe Reichental President & CEO

11 Operating Results First Quarter First Quarter % Change YR - YR Operating Results 2008 2007 % Change YR - YR Revenue $31.8 $36.9 (14%) Gross Profit % of Revenue $13.4 42% $15.9 43% (16%) Operating Expenses % of Revenue $16.7 52% $18.0 49% (7%) Net Loss ($3.7) ($3.1) 18% Depreciation & Amortization % of Revenue $1.4 4% $1.8 5% (25%) Fully Diluted Loss Per Share ($0.17) ($0.16) 6% 1Q08 Operating Results ($ Millions except per share amounts)

I am deeply disappointed with the revenue decline that we experienced during the first quarter. A decline that impacted our entire operating results for the quarter Several independent events coincided during the period to counter the sequential progress we made in 2007. Revenue from our large-frame Rapid Manufacturing systems declined due to: Soft demand for end-user parts in the United States during the quarter; Slowed our ability to close sales for systems destined to parts manufacturers as they hesitated to invest in significant capacity additions during an uncertain economic period Reduced U.S. sales for the quarter to 38% of total revenue Sales of our large-frame systems suffered as a result of the highly publicized Tangible Express business failure. Some prospective large-frame buyers paused to evaluate the Tangible Express situation Others tried to acquire this equipment at deep discounts Marketplace Factors Shaping 1Q08 Results 13

Other Key Factors Shaping 1Q08 Results During the latter part of the first quarter, the company received several anonymous letters alleging wrongdoing by the company and certain members of its executive management. The Audit Committee of the Board promptly conducted a comprehensive investigation through independent outside counsel. The investigation concluded that all of these anonymous allegations were baseless and that there was no wrongdoing either by the company or its management. This investigation consumed considerable resources and time: Resulted in operational disruptions during the first quarter, including the company's sales process which ordinarily intensifies during the second half of each quarter It also added $0.6 million of investigative expenses to SG&A in the first quarter. 15

1Q08 Revenue Mix By Category and Region 5 10 15 20 25 30 35 0 Millions 36% 42% 23% 25% 47% 28% 44% 44% 13% 38% 49% 13% 2007 2008 2007 2008 Services Materials Systems & Other Asia Pacific Europe North America $36.9 $31.8 $36.9 $31.8 40 17 Columns May Not Add Due to Rounding

19 Financial Review Damon Gregoire Vice President & CFO

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 11 Quarterly Revenue Trends ($ Millions) $

23 1Q08 Gross Profit Margin ($ Millions) Changes in gross profit margin due to: Lower systems unit volume resulting in under absorption of overhead Modestly lower materials' revenue with higher gross profit Adverse impact of foreign exchange on cost of goods Supply-chain inefficiencies related to inventory management and third-party logistics Higher warranty costs from certain premature component failures 2008 2007 % Revenue 18% $ 1.4 Yr-Yr % TOTAL Services Systems $ Millions % Revenue $ Millions 27% 42% $ 2.4 $13.4 38% $ 5.0 17% 43% $ 1.4 $15.9 (72%) 70% (16%) Materials $ 9.6 65% $ 9.5 62% 2% Columns May Not Add Due to Rounding

1Q08 Operating Expenses ($ Millions) SG&A R&D $13.1 $ 3.6 (7%) Total Operating Cost $16.7 $18.0 2008 (12%) $14.9 $ 3.1 2007 Yr-Yr % Expect SG&A expenses in 2008 to fall into the range of $44 MM to $52 MM Special Investigation - $0.6 MM Incremental Legal and Accounting - $0.7 MM 17% 25 Columns May Not Add Due to Rounding Including:

27 40 60 80 100 120 140 160 Days Working Capital Management Progress Days Inventory On Hand Days Sales Outstanding Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 78 68 64 131 101 100 68 74 78 93 67 65 116 90 95 73 Q1 2008 121 73

29 Cash Position 3/31/2008 ($000's) Cash decreased by $7,757 during 1Q08 due to: Inventory and asset investments including: $5.3 Million purchase from Tangible Express $21,932 Cash at 3/31/08 Net Cash at 12/31/07 $29,689 1Q08 Decrease in Cash 7,757

31 Progress Report Abe Reichental President & CEO

33 State of Business We believe and expect that: Independent events coincided during the period to counter the sequential progress that we made in 2007. Notwithstanding the uncertain current economic climate, we are well positioned to regain the lost ground from the first quarter 2008 in the coming quarters. Our growing installed base, coupled with the integration of our new systems with proprietary materials' cartridges, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems. The stability of our revenue base should improve as consumables' sales rise as a percentage of the product mix relative to systems. Stronger balance sheet enhances our financial strength and flexibility. We continue to transform our company and the way we do business to achieve a strong record of sustained growth and profitability

Other Significant Developments

During the first quarter of 2008 we:

- Began selective Shipments of the V-Flash™ Desktop Modeler.
- Opened the Japanese marketplace to our key Accura® materials, expanding our portfolio of proven, dependable Accura® materials in Japan.
- Launched two new professional, high-definition 3-D printers;
  - The ProJet™ HD 3000 3-D Production System
  - The ProJet™ DP 3000 3-D Dental Professional System
- Launched two direct metal laser sintering systems:
  - The New Sinterstation® Pro DM100 SLM System
  - The New Sinterstation® Pro DM250 SLM System

We continue to transform our company and the way we do business to achieve a strong record of sustained growth and profitability

Leader Innovator Partner Builder 18

Leader Innovator Partner Builder 37 We commenced selected shipments to hearing aid and general purpose resellers and customers. We encountered several technical difficulties that have slowed this phase down We anticipate resuming hearing aid shipments in June and general-purpose unit shipments in July We anticipate continued managed phased rollout through the third quarter of 2008. Our internal delays are not indicative with marketplace demand for this product. Due to the relative low price per unit and managed rollout plan, we do not anticipate V-Flash(tm) Desktop Modeler to be a material revenue contributor during 2008. We expect V-Flash(tm) Desktop Modeler to negatively impact our systems' gross profit for the remainder of 2008. (tm) 37

Gross Profit Improvement Plan Profit Leakage Source Inefficient third-party logistics and warehousing. Material weaknesses related to inventory management. Inefficient parts return system inflating inventory and cost of goods. Premature failures of warranty parts supplied by third parties. Corrective Action Move activity in-house by August 2008. Integrate ERP module, move activity in-house. Streamline process, move activity in-house. Comprehensive re-engineering and resourcing. 39 Third-party logistics partner strategy did not deliver desired results; it caused the company significant profit leakage

Expected Target Operating Model Expected Target Operating Model $170 million $200 million Revenue in The Range of: Gross Profit SG&A R&D Operating Income Net Income after tax Depreciation & Amortization Capital Expenditures Materials Revenue New Products Revenue 55%-65% 41 46% 25% 8% 15% 10% 4% 2% 42% 55% 23% 7% 20% 15% 4% 2% 45%

Leader Innovator Partner Builder 43 Bottom Line Transitioning From Restructuring To Profitable Growth 43 Meeting customers' needs. Leading in innovation through technology. Improving financial strength and flexibility. Developing new products and categories. Growing globally. Creating new marketplace applications: Rapid Manufacturing 3-D Modeling Providing measurable value, customers and stockholders.

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